UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Steven L. Suss

UST Advisors, Inc

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

VENTURE INVESTORS III, LLC

ANNUAL REPORT

October 31, 2007

Excelsior Venture Investors III, LLC

CONTENTS

FINANCIAL STATEMENTS

Dear Members,

We are pleased to present the 2007 annual report for Excelsior Venture Investors III, LLC (the “Fund”) for the fiscal year ended October 31, 2007. Excelsior Venture Investors III, LLC has invested in Excelsior Venture Partners III, LLC (the “Company”), and information about the Company is provided below.

At the end of the Company’s fourth quarter, which ended on October 31, 2007, the portfolio consisted of 9 direct active investments valued at approximately $40.0 million and 9 limited partnership investment commitments valued at approximately $16.6 million. On October 31, 2007 the Company’s net asset value (“NAV”) stood at $245.05 per unit, down from its $255.96 per unit at the end of 2006. The decrease in the Company’s net asset value can primarily be attributed to positive results from the operations of the Company of $17.09 per unit that allowed the Company to provide liquidity to investors through a $28.0 per unit distribution. The portfolio currently holds a number of high-potential deals which we expect to mature and show results over the next few years. The Company’s private, public and third-party investments are summarized below.

Please find below some excerpts from periodicals published by the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Fifty-Nine venture capital firms raised $6.0 billion dollars for the quarter ended September 30, 2007. This quarter’s figures represented a decline in the number of funds and dollars raised from the quarter ended June 30, 2007 where eighty-three funds raised $9.0 billion dollars.

Venture Capital Exits:

Sixty-seven venture-back mergers and acquisitions were completed during the three months ended September 30, 2007. The total value of these transactions amounted to $7.7 billion according to the Exit Poll report by Thomson Financial and NVCA. This dollar volume represents a 104 percent increase from the same quarter last year when 41 disclosed deals accounted for $3.8 billion in value. The average disclosed acquisition value was at its highest level since the fourth quarter of 2000.

Venture Capital Performance:

The table below provides some information about returns in the venture capital market for your reference.

2007 was a good year for exits and liquidity in general. Thomson Financials’ US Private Equity Performance Index (PEPI) demonstrated increase across all time horizons except the ten year returns. Below is the Investment Horizon Performance through June 30, 2007:

Fund Type	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Early/Seed VC	12.8	7.7	0.7	37.1	20.6
Balanced VC	21.6	13.2	8.0	15.9	14.2
Later Stage VC	22.9	9.6	6.5	8.9	13.8
All Venture (thru 06/30/07)	17.5	10.2	4.6	19.0	16.4
NASDAQ	18.2	8.1	14.4	6.0	9.5
S&P 500	16.8	9.4	10.5	5.4	8.3
All Venture (thru 03/31/07)	16.8	9.7	2.7	21.0	16.4
All Venture (thru 06/30/06)	13.9	8.8	(3.5)	20.8	16.5

Source: Thomson Financial/NVCA

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The following is a summary of the Fund’s investment portfolio.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Company.

NOTE:	This table reports the Fund’s proportionate share of the Company’s investments.

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Investments Held — Private

Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemex is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2007, the Company has invested $2.7 million in Archemix.

2007 Activity and Outlook: Archemix continues to progress in terms of research. Archemix filed an S-1 initial registration statement and as a result no further comments will be made due to quiet period restrictions.

Cydelity (“Cydelity”, formerly Datanautics, Inc.)

Description: Cydelity is a provider of Internet Security and Online Fraud Management solutions to combat security infringements. As of October 31, 2007, the Company has invested $10.4 million in Cydelity.

2007 Activity and Outlook: Since the Company was unable to support Cydelity on its own and Cydelity was not able to secure additional financings, the Cydelity board pursued an M&A transaction to sell Cydelity in early 2007. As a result, the Company was able to generate $1.0 million for its investment in Cydelity from the M&A deal, there by generating a realized loss of $9.4 million.

Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic DipoleTM (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2007, the Company has invested $9.2 million in Ethertronics.

2007 Activity and Outlook: In 2007, Ethertronics met all the sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics has an aggressive growth plan for next year including significant revenue and profit growth plans.

Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services to hematologists and oncologists and their patients through its CLIA- and CAP-certified testing laboratory to aid in the treatment of blood and bone-marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. Genoptix tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes As of October 31, 2007, the Company has invested $4.8 million in Genoptix and has generated proceeds thus far of $1.1 million.

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2007 Activity and Outlook: Genoptix has continued to grow rapidly in 2007 and achieved profitability throughout the year. Genoptix continues to investigate additional offerings that would complement its existing suite of hematology/oncology related testing services. In October, 2007 Genoptix completed an initial public offering of common stock; its’ common stock is now traded on the Nasdaq under the symbol GXDX.

LogicLibrary, Inc. (“LogicLibrary”)

Description: LogicLibrary is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. Logic Library’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2007, the Company has invested $5.4 million in LogicLibrary.

2007 Activity and Outlook: LogicLibrary continues to make progress in providing service-orientated architecture (“SOA”) solutions to Fortune 1000 companies. As is the case with several others of our portfolio companies, LogicLibrary and its board of directors are exploring certain potential M&A opportunities given what we perceive as the desire on the part of certain larger software vendors to build up their positions in the service-oriented architecture software development where LogicLibrary is positioned. The Company anticipates a potential transaction in mid-2008.

NanoOpto Corporation (“NanoOpto”)

Description: NanoOpto is applying proprietary nano-fabrication technology to the rapid design and high volume manufacturing of nano-optic devices for optical components and systems for consumer electronics, commercial, and communications platforms. As of October 31, 2007, the Company has invested $4.8 million in NanoOpto.

2007 Activity and Outlook: Since the Company and other co-investors were unable to support NanoOpto for the 2008 financing plans, NanoOpto’s board pursued a M&A transaction to sell the company and completed the transaction in mid-2007. As a result, the Company expects to collect $0.1 million from NanoOpto as a debtor of the Company and the equity invested was written off, thereby generating a realized loss of $4.6 million.

OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. OpVista’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2007, the Company has invested $15.4 million in OpVista.

2007 Activity and Outlook: In 2007, OpVista has become one of the leading suppliers of advance video solutions to the cable markets and is a preferred vendor for Cox, Time Warner Cable, TW Telco, Liberty Media, Service Electric and others. However, due to some execution failures, market dynamics and competitive pressures in mid-2007, OpVista has undergone significant management and strategy changes. Currently OpVista is in the middle of raising a large financing to fund the 2008 restructured operating plan.

Pilot Software, Inc. (“Pilot”)

Description: Pilot provides operational performance management solutions — a combination of domain expertise, a proven approach and award-winning software — that enable organizations to rapidly achieve objectives by aligning execution with strategy. Sample customers who are using Pilot’s solutions include: Kaplan University, Pinellas county, Santa Barbara county, GSA, American Heart Association, HealthNet, KLA-Tencor, Coors/Molson, K-Mart/Sears Holdings and Yahoo. As of October 31, 2007, the Company has sold its $9.5 million investment in Pilot, generating $12.8 million in proceeds or a 1.3x multiple.

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2007 Activity and Outlook: The Company initiated a M&A opportunity with SAP America, Inc. and as a result sold the Pilot in early 2007 for $12.8 million of which the Company has collected $10.4 million. The remaining proceeds are held in escrow and will be released in mid-2008.

Silverback Systems, Inc. (“Silverback”)

Description: Silverback designs, manufactures and markets components which enable IP storage solutions and true network convergence for SAN, NAS and LAN. Silverback accelerates the design and performance of storage networking equipment through a comprehensive package of silicon, firmware and drivers. Also, because Silverback offers a complete development program, it accelerates the adoption of IP storage by helping equipment vendors provide a cost effective deployment solution for small, medium and eventually large enterprises. As of October 31, 2007, the Company has invested $8.3 million in Silverback and sold Silverback in early 2007 generating $0.7 million in proceeds. As a result, the Company realized a loss of $7.6 million.

2007 Activity and Outlook: Silverback was sold during the first quarter of 2007. The Company received $0.7 million in consideration and has collected $0.4 million during 2007. The remaining proceeds will be collected in mid-2008 assuming no breach of customary warranties.

Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2007, the Company has invested $6.5 million in Tensys.

2007 Activity and Outlook: Tensys continues to invest in research and development to refine its non-invasive blood-pressure-monitoring products to improve market acceptance. Feedback from customers and increased usability of Tensys’ new products indicate that earlier usability issues, which were a key stumbling block, have been addressed successfully. As is the case with several others of the Company’s portfolio Companies, Tensys and its Board of Directors are exploring certain potential M&A opportunities given what the Company perceives as the attractiveness of Tensys’ working blood-pressure monitoring device and its associated intellectual property to certain larger medical device vendors.

Exits

The Company liquidated its interest in ten of its portfolio Companies since inception. As a result of these exits, the Company realized proceeds of $40.4 million. Total cost for these ten Companies was $59.8 million:

The Company made a $10.4 million investment in Cydelity of which the initial investment was made in March 2004. Due to lack of support from external and current investors Cydelity will attempt to wind up its affairs by year-end in 2008. The Company expects to collect $1.0 from the asset sale that occurred in August of 2007 as Cydelity winds down its operations.

The Company made a $9.5 million investment in Pilot and was able to successfully exit the investment through a M&A transaction with SAP America, Inc. for $12.8 million.

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The Company made a $8.3 million investment in Silverback. Silverback was sold during the first quarter of 2007. The Company received $0.7 million in consideration and has collected $0.4 million during 2007. The remaining proceeds will be collected in mid-2008.

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2007, ATV has drawn approximately $2.3 million of the Company’s $2.7 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.5 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2007, Burrill has drawn approximately $2.1 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.0 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2007, CHL has drawn approximately $1.7 million of the Company’s $2.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2007, CMEA has drawn approximately $1.6 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus net distributions) of this investment was $2.2 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2007, Morgenthaler has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.6 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multistage life sciences companies. As of October 31, 2007, Prospect has drawn approximately $2.4 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $3.1 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2007, Sevin Rosen has drawn approximately $1.8 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2007, Tallwood has approximately $2.4 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

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Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2007, Valhalla has drawn approximately $2.3 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus net distributions) of this investment was $2.7 million.

Looking forward, and as the portfolio enters into its harvest stage, the Company intends to continue to direct the Company’s resources toward those companies it believes has the greatest potential for successful exits and manage these companies in a judicious manner. The Company is optimistic about the longer-term prospects of the Company’s portfolio. Overall, the Company believes that it is currently positioned to create value for its investors as it enters its harvest stage.

Respectfully submitted,

/s/ Raghav Nandagopal	/s/ David Bailin
Raghav Nandagopal Co-Chief Executive Officer	David Bailin Co-Chief Executive Officer

I, David Bailin and Raghav Nandagopal, on behalf of the Alternative Investment Group, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. United States Trust Company, National Association is an indirect wholly-owned subsidiary of Bank of America Corporation. Additional information is available upon request. Past performance is no guarantee of future results.

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Excelsior Venture Investors III, LLC

Portfolio of Investments October 31, 2007

Units		Fair Value (Note 1)	% of Net Assets***
INVESTMENT PARTNERSHIP
187,409	Excelsior Venture Partners III, LLC	$45,925,203	99.39%

Principal
MONEY MARKET INSTRUMENTS
400,000	Federal Home Loan Bank Discount Note, 4.41%, 11/01/07	399,951	0.86%

TOTAL INVESTMENTS		46,325,154	100.25%
OTHER ASSETS & LIABILITIES (NET)		(117,268)	(0.25)%

NET ASSETS		$46,207,886	100.00%

***	Based on Fair Value.

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Statement of Assets and Liabilities

October 31, 2007

ASSETS:
Investment in Excelsior Venture Partners III, LLC at fair value (Note 1)	$45,925,203
Short term investments (cost $399,951) at fair value (Note 1)	399,951
Cash and cash equivalents	2,847
Other assets	5

Total Assets	46,328,006

LIABILITIES:
Administration fees payable (Note 2)	28,750
Professional fees payable	67,322
Directors’ fees payable (Note 2)	10,000
Custody fees payable	5,056
Management fees payable (Note 2)	254
Other accrued expenses payable	8,738

Total Liabilities	120,120

NET ASSETS	$46,207,886

NET ASSETS CONSISTS OF (NOTE 1):
Members’ Capital*	50,605,157
Accumulated unrealized (depreciation) on investments	(4,397,271)

Total Net Assets:	$46,207,886

Units of Membership Interests Outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$243.44

*	Members’ Capital is net of net realized gains/(losses), net investment income/(loss) and net contributions and distributions.

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Statement of Operations

For the year ended October 31, 2007

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO (Note 1):
Interest income	$421,193
Dividend income	32,444
Expenses	(844,132)

Net Investment (Loss) Allocated From Portfolio	(390,495)

FUND INVESTMENT INCOME:
Interest income	14,706

Total Fund Investment Income	14,706
FUND EXPENSES:
Administration fees (Note 2)	115,000
Professional fees	79,703
Printing fees	24,059
Directors’ fees (Note 2)	19,750
Custody fees	7,200
Management fees (Note 2)	254
Miscellaneous expenses	18,357

Total Fund Expenses	264,323

NET INVESTMENT (LOSS)	(640,112)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM PORTFOLIO (Note 1):
Net realized (loss) on investments	(15,148,868)
Net change in unrealized appreciation on investments	18,742,721

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM PORTFOLIO	3,593,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,953,741

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006
OPERATIONS:
Net investment (loss)	$(640,112)	$(627,736)
Net realized (loss) on investments	(15,148,868)	(2,865,467)
Net change in unrealized appreciation/(depreciation) on investments	18,742,721	(8,020,924)

Net increase/(decrease) in net assets resulting from operations	2,953,741	(11,514,127)

DISTRIBUTION:
Distribution to unit holders	(4,745,225)	—

Net (decrease) in net assets	(1,791,484)	(11,514,127)

NET ASSETS:
Beginning of year	47,999,370	59,513,497

End of year	$46,207,886	$47,999,370

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Statement of Cash Flows

October 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,953,741
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from Excelsior Venture Partners III, LLC	390,495
Net realized loss on investment allocated from Excelsior Venture Partners III, LLC	15,148,868
Net change in unrealized (appreciation) on investments allocated from Excelsior Venture Partners III, LLC	(18,742,721)
Proceeds from investment in Excelsior Venture Partners III, LLC	5,247,452
Change in short-term investments — Net	(274,951)
Decrease in other assets	40
Increase in directors’ fees payable	6,250
Increase in management fees payable	246
Increase in administration fees payable	1,250
Increase in professional fees payable	8,510
Increase in custody fees payable	5,056
Increase in other accrued expenses payable	1,788

Net cash provided by operating activities	4,746,024

CASH FLOWS FOR FINANCING ACTIVITIES
Distribution:
Distribution to unit holders	(4,745,225)

Net cash (used in) financing activities	(4,745,225)

Net increase in cash	799
Cash and cash equivalents at beginning of year	2,048

Cash and cash equivalents at end of year	$2,847

The accompanying notes are an integral part of these Financial Statements.

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Excelsior Venture Investors III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance: (1)

	Year Ended October 31,
	2007	2006	2005	2004		2003
NET ASSET VALUE, BEGINNING OF YEAR	$252.88	$313.54	$389.15	$411.43		$465.95
Net increase/(decrease) in net assets resulting from operations
Net investment (loss)	(3.37)	(3.31)	(5.34)	(8.71)		(7.83)
Net realized and unrealized gain/(loss) on investments	18.93	(57.35)	(35.27)	(13.57)		(46.69)

Net increase/(decrease) in net assets resulting from operations	15.56	(60.66)	(40.61)	(22.28)		(54.52)

DISTRIBUTION TO UNIT HOLDERS:	(25.00)	—	(35.00)	—		—

NET ASSET VALUE, END OF YEAR	$243.44	$252.88	$313.54	$389.15		$411.43

TOTAL NET ASSET VALUE RETURN	7.15%	(19.35)%	(11.43)%	(5.42)%		(11.70)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	$46,208	$47,999	$59,513	$78,863		$78,093
Ratios to Average Net Assets: (3),(4)
Gross Expenses	2.48%	2.61%	2.73%	2.73%		2.46%
Net Expenses	2.48%	2.61%	2.73%	2.60	%(2)	2.46%
Net Investment (loss)	(1.43)%	(1.15)%	(1.49)%	(2.15)%		(1.81)%
Portfolio Turnover Rate	0.00%	0.00%	0.00%	0.00%		0.00%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Net of reimbursement from affiliate of $99,797 or $0.53 per share see Note 2.
(3)	Calculations excludes distribution from Excelsior Venture Partners III, LLC.
(4)	Ratios include income and expenses from both Excelsior Venture Partners III, LLC and the Fund.

The accompanying notes are an integral part of these Financial Statements.

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EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

Note 1 — Significant Accounting Policies

Excelsior Venture Investors III, LLC (the “Company” or “Fund”) is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

A. Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with banks and highly liquid investments with original maturities of 90 days or less.

B. Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investment securities. The Fund invests substantially all of its assets in the Portfolio, the Fund’s net asset value will reflect the fair value of its interest in the Portfolio, which, in turn reflects the underlying value of the Portfolio’s assets and liabilities. As of October 31, 2007, the value of the Fund’s investment in the Portfolio was $45,925,203 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included at the end of this report.

The Fund values portfolio securities quarterly and at other such times as, in the Board of Managers’ (the “Board” or “Board of Managers”) view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to

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such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers under the supervision of the Board of Managers, pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its assets distributed pro-rata to its members. However, the Portfolio expects to make periodic pro-rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro-rata to the members of the Fund.

C. Security transactions and investment income:

The Fund includes its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain (or loss) in the Statement of Operations.

The net unrealized gain or loss on investments which is included in the “Net Assets consist of” section in the statement of assets and liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized gain (loss) on investments and the unrealized gain (loss) of the Fund’s other investments. However, the cumulative unrealized gain (loss) on the Fund’s investment in the Portfolio is ($4,944,070). All other components of income are included in the Fund’s Members’ Capital.

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and accretion of discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date. The Fund accrues its own expenses.

D. Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing

15

income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2007, the Fund has not received information to determine the federal tax cost of the Portfolio. At December 31, 2006, the Fund’s cost basis in the Portfolio for tax purposes was $71,110,457. At October 31, 2007, the Fund’s estimated cost basis in the Portfolio for federal tax purposes is $66,365,232 and includes contributions and distributions, as applicable. Based on the October 31, 2007 value of the Fund’s investment in the Portfolio, the net unrealized loss for federal tax purposes is $20,440,029.

Note 2 — Investment Advisory Fee and Related Party Transactions

UST Advisers, Inc. (“USTA” or the “Investment Adviser”) which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America Corporation (“Bank of America”), a bank holding and financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255.

Prior to July 1, 2007, the Investment Adviser was an indirect subsidiary of U.S. Trust Corporation (“U.S. Trust Corp.”), a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

Prior to December 16, 2005, U.S. Trust Company, N.A. (“UST-NA”), acting through its registered investment advisory division U.S. Trust Asset Management Division, served as the investment adviser to the Fund (the “former Investment Adviser”) pursuant to an Investment Advisory Agreement (the “Agreement”). Effective December 16, 2005, USTA assumed the duties of UST-NA.

The former Investment Adviser was responsible for investing assets not invested in the Portfolio. In return for its services and expenses the Fund paid the former Investment Adviser an advisory fee equal to an annual rate equal of 0.1% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however, the Fund will be allocated its pro-rata share of the management fee expense paid by the Portfolio via distributions from the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio will pay the former Investment Adviser and the Investment Adviser a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter, and 1.00% of net assets thereafter. As of October 31, 2007, $254 was payable to the Investment Adviser.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio’s Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Portfolio’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct Investments means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2007, there was no Incentive Carried Interest earned by the Investment Adviser.

Prior to March 31, 2006, USTA was a wholly-owned subsidiary of UST-NA, and UST-NA and United States Trust Company of New York (“U.S. Trust NY”) were wholly-owned subsidiaries of U.S. Trust Corp.

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Effective March 31, 2006, U.S. Trust NY converted into a national bank named Untied States Trust Company, National Association (“U.S. Trust”) and UST-NA merged into U.S. Trust. U.S. Trust was the surviving entity and remained a wholly owned subsidiary of U.S. Trust Corp.

On July 1, 2007, U.S. Trust and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the Investment Adviser to the Company after the Sale pursuant to a new investment advisory agreement with the Company (the “New Advisory Agreement”) that was approved at the annual shareholder meeting held on March 15, 2007. The New Advisory Agreement is identical in all material respects except for the term and the date of effectiveness to the Agreement.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PFPC Inc. (“PFPC”), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund’s custodian, and PFPC serves as transfer agent. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $10,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. The Portfolio pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $36,667 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Fund’s distributor for the offering of units. The former Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate pays the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.5% of the gross proceeds received by the Fund from its offering.

Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. For each audit committee meeting attended Board members receives $500. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund, receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio.

On December 16, 2004, Schwab entered into an agreement with the Fund and other funds managed by the former Investment Adviser whereby Schwab has funded a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of Ernst & Young LLP (“E&Y”), the Fund’s independent registered accountants prior to October 28, 2004, as a result of concerns regarding their independence at the time of issuance of their report on the Fund’s October 31, 2003 financial statements. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Fund, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Fund’s Investment Adviser. In consideration of the funding of the reserve account, the Fund and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

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Note 3 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2007, the fund has committed $94.5 million to the Portfolio of which $1.7 million remains uncalled. Please also find at the end of this report an annual report for Excelsior Venture Partners III, LLC. As of October 31, 2007, the Fund’s interest in the following issuers through direct investment and its investment in the Portfolio represented 5% or more of the total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Federal Home Loan Discount Notes	$6,591,933	14.27%
Archemix Corp.	2,571,073	5.56%
Genoptix, Inc.	6,725,656	14.56%
LogicLibrary, Inc.	3,434,409	7.43%
OpVista, Inc.	5,881,876	12.73%
Ethertronics, Inc.	5,838,517	12.64%

	$31,043,464	67.19%

Note 4 — Pending Litigation

The former Investment Adviser, certain of its affiliates including U.S. Trust, and others were named in four fund shareholder class action lawsuits and two derivative actions which allege that the former Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Several affiliates of the former Investment Adviser and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, U.S. Trust believes that the likelihood is remote that the pending litigation will materially affect the Investment Adviser’s ability to provide investment management services to the Fund. Neither the Investment Adviser nor the Fund is a party to the lawsuits described above.

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — New Accounting Pronouncement

The Financial Accounting Standards Board (“FASB”) issued Interpretation 48 in July 2006, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”).

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FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is reviewing the statement and its impact on the financial statements.

FASB issued a Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Company is reviewing the statement and its impact on the financial statements.

FASB issued Statement No. 159 (“SFAS159”) in February 2007, the Fair Value Option for Financial Assets and Financial Liabilities, which is effective for Financial Statements issued for fiscal year beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value, with changes in fair value recognized in earnings. The Company is reviewing the statement and its impact on the financial statements.

The FASB approved the issuance of Statement of Position (“SOP”) 07-01 in June of 2007, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies, which was originally effective for fiscal year beginning on or after November 15, 2007. Subsequent to the issuance of SOP 07-01, FASB issued FASB Staff Position (“FSP”) 07-01a, which proposes to indefinitely delay the effective date of SOP 07-01 and prohibits early adoption of SOP 07-01 until a final FSP is issued. The Company is reviewing SOP 07-01 and its impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Excelsior Venture Investors III, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC (the “Fund”) at October 31, 2007, and the results of its operations, changes in its net assets, its cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Fund as of October 31, 2006 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated December 21, 2006, expressed an unqualified opinion on those statements.

As explained in Note 1, the financial statements include an investment held by the Fund valued at $45,925,203 (99.39% of the Fund’s net assets), at October 31, 2007, the value of which has been fair valued by the Investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. This estimated value may differ significantly from the value that would have been used had a ready market for the investment existed, and the difference could be material.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 21, 2007

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Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Mr. Gene M. Bernstein, 60 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC, Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.	6

Mr. Victor F. Imbimbo, 55 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	6

Mr. Stephen V. Murphy, 62 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	6

Mr. John C. Hover II, 64 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Company inception	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.

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Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
David R. Bailin, 47 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since December, 2006	Managing Director, Alternative Investment Group, Bank of America (7/07 to present); Managing Director and Head of Alternative Investments, U.S. Trust (9/06 to 6/07); co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies (2/02 to 9/06); Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America (1/00 to 1/02).

Mr. Raghav V. Nandagopal, 45 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, Alternative Investment Group, Bank of America (7/07 to present); prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Steve L. Suss, 47 UST Advisers, Inc. 225 High Ridge Road Stamford, CT	Chief Financial Officer and Treasurer	Since April, 2007	Chief Financial Officer, Alternative Investment Group, Bank of America (7/07 to present); Director (4/07 to present), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).

Benjamin Tanen, 31 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Vice President	Since April, 2007	Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

Marina Belaya, 40 Bank of America 114 W. 47th Street New York, NY 10036	Secretary	Since April, 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Linda Wondrack, 43 Bank of America One Financial Center Boston, MA 02111	Chief Compliance Officer	Since August, 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05; Managing Director, Deutsche Asset Management (prior to 8/04).

All officers of Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments

22

referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust is an indirect wholly-owned subsidiary of Bank of America. Additional information is available upon request.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any), is available without charge, upon request, by calling the Fund at 203-352-4497 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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EXCELSIOR

VENTURE PARTNERS III, LLC

ANNUAL REPORT

October 31, 2007

Excelsior Venture Partners III, LLC

Dear Members,

We are pleased to present the 2007 annual report for Excelsior Venture Partners III, LLC (the “Fund” or “Company”) for the fiscal year ended October 31, 2007.

At the end of the Fund’s fourth quarter, which ended on October 31, 2007, the portfolio consisted of 9 direct active investments valued at approximately $40.0 million and 9 limited partnership investment commitments valued at approximately $16.6 million. On October 31, 2007 the Fund’s net asset value (“NAV”) stood at $245.05 per unit, down from its $255.96 per unit fiscal year ended October 31, 2006. The decrease in the Fund’s net asset value can primarily be attributed to positive results from the operations of the Fund of $17.09 per unit that allowed the Fund to provide liquidity to investors through a $28.0 per unit distribution. The portfolio currently holds a number of high-potential deals which we expect to mature and show results over the next few years. The Fund’s private, public and third-party investments are summarized below.

Please find below some excerpts from periodicals published by the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Fifty-Nine venture capital firms raised $6.0 billion dollars for the quarter ended September 30, 2007. This quarter’s figures represented a decline in the number of funds and dollars raised from the quarter ended June 30, 2007 where eighty-three funds raised $9.0 billion dollars.

Venture Capital Exits:

Sixty-seven venture-back mergers and acquisitions were completed during the three months ended September 30, 2007. The total value of these transactions amounted to $7.7 billion according to the Exit Poll report by Thomson Financial and NVCA. This dollar volume represents a 104 percent increase from the same quarter last year when 41 disclosed deals accounted for $3.8 billion in value. The average disclosed acquisition value was at its highest level since the fourth quarter of 2000.

Venture Capital Performance:

The table below provides some information about returns in the venture capital market for your reference.

2007 was a good year for exits and liquidity in general. Thomson Financials’ US Private Equity Performance Index (PEPI) demonstrated increase across all time horizons except the ten year returns. Below is the Investment Horizon Performance through June 30, 2007:

Fund Type	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Early/Seed VC	12.8	7.7	0.7	37.1	20.6
Balanced VC	21.6	13.2	8.0	15.9	14.2
Later Stage VC	22.9	9.6	6.5	8.9	13.8
All Venture (thru 06/30/07)	17.5	10.2	4.6	19.0	16.4
NASDAQ	18.2	8.1	14.4	6.0	9.5
S&P 500	16.8	9.4	10.5	5.4	8.3
All Venture (thru 03/31/07)	16.8	9.7	2.7	21.0	16.4
All Venture (thru 06/30/06)	13.9	8.8	(3.5)	20.8	16.5

Source: Thomson Financial/NVCA

The following is a summary of the Company’s investment portfolio.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Company.

Investments Held — Private

Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemex is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2007, the Company has invested $2.7 million in Archemix.

2007 Activity and Outlook: Archemix continues to progress in terms of research. Archemix filed an S-1 initial registration statement and as a result no further comments will be made due to quiet period restrictions.

Cydelity (“Cydelity”, formerly Datanautics, Inc.)

Description: Cydelity is a provider of Internet Security and Online Fraud Management solutions to combat security infringements. As of October 31, 2007, the Company has invested $10.4 million in Cydelity.

2007 Activity and Outlook: Since the Company was unable to support Cydelity on its own and Cydelity was not able to secure additional financings, the Cydelity board pursued an M&A transaction to sell Cydelity in early 2007. As a result, the Company was able to generate $1.0 million for its investment in Cydelity from the M&A deal, thereby generating a realized loss of $9.4 million.

Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic DipoleTM (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2007, the Company has invested $9.2 million in Ethertronics.

2007 Activity and Outlook: In 2007, Ethertronics met all the sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics has an aggressive growth plan for next year including significant revenue and profit growth plans.

Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services to hematologists and oncologists and their patients through its CLIA- and CAP-certified testing laboratory to aid in the treatment of blood and bone-marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. Genoptix tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes As of October 31, 2007, the Company has invested $4.8 million in Genoptix and has generated proceeds thus far of $1.1 million.

2007 Activity and Outlook: Genoptix has continued to grow rapidly in 2007 and achieved profitability throughout the year. Genoptix continues to investigate additional offerings that would complement its existing suite of hematology/oncology related testing services. In October, 2007 Genoptix completed an initial public offering of common stock; its’ common stock is now traded on Nasdaq under the symbol GXDX.

LogicLibrary, Inc. (“LogicLibrary”)

Description: LogicLibrary is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. Logic Library’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2007, the Company has invested $5.4 million in LogicLibrary.

2007 Activity and Outlook: LogicLibrary continues to make progress in providing service-orientated architecture (“SOA”) solutions to Fortune 1000 companies. As is the case with several others of our portfolio companies, LogicLibrary and its Board of Directors are exploring certain potential M&A opportunities given what we perceive as the desire on the part of certain larger software vendors to build up their positions in the service-oriented architecture software development where LogicLibrary is positioned. The Company anticipates a potential transaction in mid-2008.

NanoOpto Corporation (“NanoOpto”)

Description: NanoOpto is applying proprietary nano-fabrication technology to the rapid design and high volume manufacturing of nano-optic devices for optical components and systems for consumer electronics, commercial, and communications platforms. As of October 31, 2007, the Company has invested $4.8 million in NanoOpto.

2007 Activity and Outlook: Since the Company and other co-investors were unable to support NanoOpto for the 2008 financing plans, NanoOpto’s board pursued a M&A transaction to sell the company and completed the transaction in mid-2007. As a result, the Company expects to collect $0.1 million from NanoOpto as a debtor of the Company and the equity invested was written off, thereby generating a realized loss of $4.6 million.

OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. OpVista’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2007, the Company has invested $15.4 million in OpVista.

2007 Activity and Outlook: In 2007, OpVista has become one of the leading suppliers of advance video solutions to the cable markets and is a preferred vendor for Cox, Time Warner Cable, TW Telco, Liberty Media, Service Electric and others. However, due to some execution failures, market dynamics and competitive pressures in mid-2007, OpVista has undergone significant management and strategy changes. Currently, OpVista is in the middle of raising a large financing to fund the 2008 restructured operating plan.

Pilot Software, Inc. (“Pilot”)

Description: Pilot provides operational performance management solutions — a combination of domain expertise, a proven approach and award-winning software — that enable organizations to rapidly achieve objectives by aligning execution with strategy. Sample customers who are using Pilot’s solutions include: Kaplan University, Pinellas county, Santa Barbara county, GSA, American

Heart Association, HealthNet, KLA-Tencor, Coors/Molson, K-Mart/Sears Holdings and Yahoo. As of October 31, 2007, the Company has sold its $9.5 million investment in Pilot, generating $12.8 million in proceeds or a 1.3x multiple.

2007 Activity and Outlook: The Company initiated a M&A opportunity with SAP America, Inc. and as a result sold Pilot in early 2007 for $12.8 million of which the Company has collected $10.4 million. The remaining proceeds are held in escrow and will be released in mid-2008.

Silverback Systems, Inc. (“Silverback”)

Description: Silverback designs, manufactures and markets components which enable IP storage solutions and true network convergence for SAN, NAS and LAN. Silverback accelerates the design and performance of storage networking equipment through a comprehensive package of silicon, firmware and drivers. Also, because Silverback offers a complete development program, it accelerates the adoption of IP storage by helping equipment vendors provide a cost effective deployment solution for small, medium and eventually large enterprises. As of October 31, 2007, the Company has invested $8.3 million in Silverback and sold Silverback in early 2007 generating $0.7 million in proceeds. As a result, the Company realized a loss of $7.6 million.

2007 Activity and Outlook: Silverback was sold during the first quarter of 2007. The Company received $0.7 million in consideration and has collected $0.4 million during 2007. The remaining proceeds will be collected in mid-2008 assuming no breach of customary warranties.

Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2007, the Company has invested $6.5 million in Tensys.

2007 Activity and Outlook: Tensys continues to invest in research and development to refine its non-invasive blood-pressure-monitoring products to improve market acceptance. Feedback from customers and increased usability of Tensys’ new products indicate that earlier usability issues, which were a key stumbling block, have been addressed successfully. As is the case with several others of the Company’s portfolio Companies, Tensys and its Board of Directors are exploring certain potential M&A opportunities given what the Company perceives as the attractiveness of Tensys’ working blood-pressure monitoring device and its associated intellectual property to certain larger medical device vendors.

Exits

The Company liquidated its interest in ten of its portfolio companies since inception. As a result of these exits, the Company realized proceeds of $40.4 million. Total cost for these ten companies was $59.8 million.

The Company made a $10.4 million investment in Cydelity, of which the initial investment was made in March 2004. Due to lack of support from external and current investors, Cydelity will attempt to wind up Cydelity affairs by year-end in 2008. The Company expects to collect $1.0 from the asset sale that occurred in August of 2007 as Cydelity winds down its operations.

The Company made a $9.5 million investment in Pilot and was able to successfully exit the investment through a M&A transaction with SAP America, Inc. for $12.8 million.

The Company made a $8.3 million investment in Silverback. Silverback was sold during the first quarter of 2007. The Company received $0.7 million in consideration and has collected $0.4 million during 2007. The remaining proceeds will be collected in mid-2008.

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2007, ATV has drawn approximately $2.3 million of the Company’s $2.7 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.5 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2007, Burrill has drawn approximately $2.1 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.0 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2007, CHL has drawn approximately $1.7 million of the Company’s $2.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2007, CMEA has drawn approximately $1.6 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus net distributions) of this investment was $2.2 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2007, Morgenthaler has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $2.6 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multistage life sciences companies. As of October 31, 2007, Prospect has drawn approximately $2.4 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $3.1 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2007, Sevin Rosen has drawn approximately $1.8 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2007, Tallwood has approximately $2.4 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus distributions) of this investment was $1.8 million.

Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2007, Valhalla has drawn approximately $2.3 million of the Company’s $3.0 million capital commitment. At October 31, 2007, the total value (fair market value plus net distributions) of this investment was $2.7 million.

Looking forward, and as the portfolio enters into its harvest stage, the Company intends to continue to direct the Company’s resources toward those companies it believes has the greatest potential for successful exits and manage these companies in a judicious manner. The Company is optimistic about the longer-term prospects of the Company’s portfolio. Overall, the Company believes that it is currently positioned to create value for its investors as it enters its harvest stage.

Respectfully submitted,

/s/ Raghav Nandagopal	/s/ David Bailin
Raghav Nandagopal	David Bailin
Co-Chief Executive Officer	Co-Chief Executive Officer

I, David Bailin and Raghav Nandagopal, on behalf of the Alternative Investment Group, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. United States Trust Company, National Association is an indirect wholly-owned subsidiary of Bank of America Corporation. Additional information is available upon request. Past performance is no guarantee of future results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Venture Partners III, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC (the “Fund”) at October 31, 2007, and the results of its operations, changes in its net assets, its cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at October 31, 2007 by correspondence with the custodian and portfolio funds, provides a reasonable basis for our opinion. The financial statements of the Fund as of October 31, 2006 and for each of the two years in the period then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated December 21, 2006, expressed an unqualified opinion on those statements.

As explained in Note 1, the financial statements include investments held by the Fund valued at $56,267,427 (77.78% of the Fund’s net assets), at October 31, 2007, the values of which have been fair valued by the Investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 21, 2007

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2007

Principal Amount/ Shares		Acquisition Date ##	Cost	Fair Value (Note 1)	% of Net Assets***
MONEY MARKET INSTRUMENTS
10,385,000	Federal Home Loan Bank Discount Note 4.40%, 11/01/07		$10,383,731	$10,383,731	14.35%

PUBLIC COMPANIES #
Common Stocks
Wireless
5,338	Citrix Systems, Inc. (CTXS)		226,011	229,481	0.32%

Capital Equipment
12,059	Acme Packet, Inc. (APKT)		160,803	173,168	0.24%

Life Sciences **
714,870	Genoptix, Inc. (GXDX)	07/03-05/05	3,124,453	10,594,373	14.64%

	TOTAL — PUBLIC COMPANIES COMMON STOCK		3,511,267	10,997,022	15.20%

PRIVATE COMPANIES **
Common Stocks #
Capital Equipment @
157,396	MIDAS Vision Systems, Inc.	03/03	4,000,000	—	0.00%

Optical @
1,079,541	OpVista, Inc.	06/06	9,184,030	1,184,567	1.64%

	TOTAL COMMON STOCKS — PRIVATE COMPANIES		13,184,030	1,184,567	1.64%

Preferred Stocks #
Capital Equipment @
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	1,054,960	—	0.00%

Enterprise Software @
8,751,782	LogicLibrary, Inc., Series A	614956	4,001,492	4,001,492	5.53%
3,080,464	LogicLibrary, Inc., Series A-1	08/03-05/04	1,408,450	1,408,450	1.95%

			5,409,942	5,409,942	7.48%

Life Sciences
1,999,999	Archemix Corporation, Series A	08/02-11/03	1,999,999	2,999,999	4.15%
700,000	Archemix Corporation, Series B	03/04-12/05	700,000	1,050,001	1.45%

			2,699,999	4,050,000	5.60%

Medical Technology @
4,166,667	Tensys Medical, Inc., Series C	03/02	5,000,000	534,026	0.74%
1,187,500	Tensys Medical, Inc., Series D	05/04	1,425,000	152,197	0.21%
96,629	Tensys Medical, Inc., Series E	07/06-04/07	115,954	347,865	0.48%

			6,540,954	1,034,088	1.43%

Optical @
5,683,906	OpVista, Inc., Series AA	06/06-01/07	5,034,407	6,236,892	8.62%
433,400	OpVista, Inc., Series BB	03/07-04/07	491,800	491,800	0.68%

			5,526,207	6,728,692	9.30%

Wireless @
4,433,333	Ethertronics, Inc. Series B	06/01-05/04	6,650,000	6,650,000	9.19%
1,697,957	Ethertronics, Inc. Series C	05/05-04/07	2,546,936	2,546,937	3.52%

			9,196,936	9,196,937	12.71%

	TOTAL PREFERRED STOCKS		30,428,998	26,419,659	36.52%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2007

Principal Amount/ Shares		Acquisition Date ##	Cost	Fair Value (Note 1)	% of Net Assets***
PRIVATE COMPANIES ** — (continued)
Notes @
Optical
237,321	NanoOpto Corp, 10% Bridge Note, in default	03/07	$237,321	$160,000	0.22%

Optical @
675,989	OpVista, Inc., 8% Bridge Note, April 2008, #	10/07	675,989	1,351,978	1.87%

	TOTAL NOTES		913,310	1,511,978	2.09%

Warrants #, @
Wireless
271,247	Ethertronics, Inc. Series C (expiration date 01/09)	05/05-07/06	—	—	0.00%

Optical @
675,313	OpVista, Inc., Series CC (expiration date 10/12)		—	—	0.00%

	TOTAL WARRANTS		—	—	0.00%

	TOTAL — PRIVATE COMPANIES		44,526,338	29,116,204	40.25%

Percent Owned
PRIVATE INVESTMENT FUNDS **, #, &
0.39%	Advanced Technology Ventures VII, L.P.	08/01-09/07	1,650,405	1,986,022	2.75%
1.58%	Burrill Life Sciences Capital Fund	12/02-10/07	1,920,303	1,722,901	2.38%
1.35%	CHL Medical Partners II, L.P.	01/02-10/07	1,326,857	1,432,494	1.98%
1.04%	CMEA Ventures VI, L.P.	12/03-06/07	1,563,017	2,114,538	2.92%
0.36%	Morgenthaler Partners VII, L.P.	07/01-10/07	1,749,476	1,697,580	2.35%
0.58%	Prosepect Venture Partners II, L.P.	06/01-05/07	1,561,766	2,194,662	3.03%
0.98%	Sevin Rosen Fund IX, L.P.	10/04-08/07	1,528,989	1,734,616	2.40%
2.36%	Tallwood II, L.P.	12/02-08/07	2,290,443	1,683,388	2.33%
1.70%	Valhalla Partners, L.P.	10/03-07/07	1,967,875	1,990,649	2.75%

	TOTAL PRIVATE INVESTMENT FUNDS		15,559,131	16,556,850	22.89%

Shares
INVESTMENT COMPANIES
984,128	Dreyfus Government Cash Management Fund Institutional Shares		984,128	984,128	1.36%

TOTAL INVESTMENTS			74,964,595	68,037,935	94.05%
OTHER ASSETS & LIABILITIES (NET)				4,304,264	5.95%

NET ASSETS				$72,342,199	100.00%

**	Restricted as to public resale and illiquid securities. Total cost of restricted securities and illiquid securities at October 31, 2007 was $63,209,922. Total fair value of restricted securities and illiquid securities owned at October 31, 2007 was $56,267,427 or 77.78% of net assets.
#	Non-income producing securities.
@	At October 31, 2007, the Company owned 5% or more of the company’s outstanding shares thereby making the company an affiliate as defined by the Investment Company Act of 1940, as amended. Total fair value of affiliated securities owned at October 31, 2007 (including investments in controlled affiliates) was $25,066,204 or 34.64% of Net Assets.
##	Disclosure is required for restricted securities only.
***	Based on Fair Value.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2006

Principal Amount/Shares		Acquisition Date ##	Value (Note 1)
MONEY MARKET INSTRUMENTS — 17.71%
$1,500,000	Federal Farm Credit Bank Discount Note 5.07%, 11/01/06		$1,500,000
$6,890,000	Federal Farm Credit Bank Discount Note 5.09%, 11/13/06		6,878,310
$2,000,000	Federal Home Loan Bank Discount Note 5.09%, 11/01/06		2,000,000
$3,000,000	Federal Home Loan Bank Discount Note 5.065%, 11/01/06		3,000,000

	TOTAL MONEY MARKET INSTRUMENTS (Cost $13,378,310)		13,378,310

PRIVATE COMPANIES **, — 64.82%
Common Stocks #, @ — 1.50%
Capital Equipment — 0.00%
157,396	MIDAS Vision Systems, Inc.	03/03	—

Enterprise Software — 0.00%
1,000,000	***Cydelity, Inc.	01/04	—

Life Sciences — 0.00%
46,860	Genoptix, Inc.	07/03	—

Optical — 1.50%
1,079,541	OpVista, Inc.	06/06	1,138,542

Semiconductor — 0.00%
40,026	Silverback Systems, Inc.	04/06	—

	TOTAL COMMON STOCKS (Cost $19,190,611)		1,138,542

Preferred Stocks # — 61.39%
Capital Equipment @ — 0.00%
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	—

Enterprise Software @ — 25.82%
19,995,000	***Cydelity, Inc., Series A	01/04	—
19,702,277	***Cydelity, Inc., Series A-1	05/06	3,940,456
25,535,051	***Cydelity, Inc., Series A-2	05/06	2,500,009
7,762,821	***LogicLibrary, Inc., Series A	01/02, 12/04, 02/05, 08/05, 03/06, 08/06, 09/06	3,549,296
3,080,464	***LogicLibrary, Inc., Series A-1	08/03 & 05/04	1,408,450
46,362,656	***Pilot Software Inc., Series A	05/02, 04/03, 06/05	8,110,096

			19,508,307

Life Sciences — 7.43%
1,999,999	Archemix Corporation, Series A	08/02, 01/03, 11/03	1,999,999
700,000	Archemix Corporation, Series B	03/04, 09/04, 12/05	700,000
942,481	Genoptix, Inc., Series 1-A @	08/04	950,822
1,403,696	Genoptix, Inc., Series 1-B @	08/04	950,822
620,580	Genoptix, Inc., Series 1-C @	08/04, 01/05	554,178
728,413	Genoptix, Inc., Series 1-D @	05/05	461,815

			5,617,636

Medical Technology @ — 3.21%
4,166,667	Tensys Medical, Inc., Series C	03/02	1,887,160
1,187,500	Tensys Medical, Inc., Series D	05/04	537,840

			2,425,000

Optical @ — 11.40%
956,234	NanoOpto Corporation, Series A-1	10/01 & 3/02 09/03, 11/03,	840,912

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2006

Principal Amount/Shares		Acquisition Date ##	Value (Note 1)
PRIVATE COMPANIES **, — (continued)
Preferred Stocks # — (continued)
Optical @ — (continued)
3,023,399	NanoOpto Corporation, Series B	01/04, 07/04	$1,286,155
1,682,470	NanoOpto Corporation, Series C	03/05	733,389
1,234,263	NanoOpto Corporation, Series D	05/06	382,622
5,089,790	OpVista, Inc., Series AA	06/06, 08/06	5,367,967

			8,611,045

Semi-Conductor @ — 2.12%
7,000,000	Chips & Systems, Inc., Series A	03/04	—
772,503	Silverback Systems, Inc., Series A-2	04/06	—
559,993	Silverback Systems, Inc., Series B	04/06	1,600,000

			1,600,000

Wireless @ — 11.41%
4,433,333	Ethertronics, Inc., Series B	06/01, 09/02, 07/03, 05/04	6,650,000
1,316,793	Ethertronics, Inc., Series C	05/05, 10/05, 07/06	1,975,190

			8,625,190

	TOTAL PREFERRED STOCKS (Cost $62,048,095)		46,387,178

Notes @ — 1.93%
Enterprise Software @ — 1.86%
$1,404,600	***Pilot Software Inc., 9.00% Bridge Note	08/06, 10/06	1,404,600

Medical Technology — 0.07%
$52,017	Tensys Medical, Inc., 8% Bridge Note	07/06	52,017

Semi-Conductor — 0.00%
$1,441,133	Chips & Systems, Inc., 6% Bridge Note, March 2005 #	11/04, 01/05, 02/05	—

	TOTAL NOTES (Cost $2,897,750)		1,456,617

Warrants #, @ — 0.00%
Optical — 0.00%
229,410	NanoOpto Corp. Series C (expiration date 12/09)	12/04	—

Wireless — 0.00%
281,667	Ethertronics, Inc. Series B (expiration date 09/07)	09/02, 07/03, 08/03	—
214,073	Ethertronics, Inc. Series C (expiration date 01/09)	05/05, 10/05, 07/06	—

	TOTAL WARRANTS (Cost $0)		—

	TOTAL — PRIVATE COMPANIES (Cost $84,136,456)		48,982,337

Percent Owned
PRIVATE INVESTMENT FUNDS **, # — 16.52%
0.39%	Advanced Technology Ventures VII, L.P.	08/01-09/06	1,342,895
1.58%	Burrill Life Sciences Capital Fund	12/02-09/06	1,311,766
1.35%	CHL Medical Partners II, L.P.	01/02-10/06	1,024,130
1.04%	CMEA Ventures VI, L.P.	12/03-08/06	1,086,085

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2006 — (continued)

Percent Owned		Acquisition Date ##	Value (Note 1)
PRIVATE INVESTMENT FUNDS **, # — 16.52%
0.36%	Morgenthaler Partners VII, L.P.	07/01-10/06	$1,620,474
0.58%	Prospect Ventures Partners II, L.P.	06/01-10/06	1,801,556
0.98%	Sevin Rosen Fund IX, L.P.	10/04-09/06	1,151,676
2.36%	Tallwood II, L.P.	12/02-05/06	1,513,112
1.70%	Valhalla Partners, L.P.	10/03-06/06	1,632,346

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $13,780,450)		12,484,040

Shares
INVESTMENT COMPANIES — 1.38%
1,044,128	Dreyfus Government Cash Management Fund Institutional Shares (Cost $1,044,128)		1,044,128

TOTAL INVESTMENTS (Cost $112,339,344) — 100.43%			75,888,815
OTHER ASSETS & LIABILITIES (NET) — 0.43%			(326,723)

NET ASSETS — 100.00%			$75,562,092

**	Restricted as to public resale. Acquired between June 1, 2001 and October 31, 2006. Total cost of restricted securities at October 31, 2006 aggregated $97,916,906. Total value of restricted securities owned at October 31, 2006 was $61,466,377 or 81.35% of net assets.
#	Non-income producing securities.
@	At October 31, 2006, the Company owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate as defined by the Investment Company Act of 1940. Total value of affiliated securities owned at October 31, 2006 (including investments in controlled affiliates) was $46,282,338.
***	At October 31, 2006, the Company owned 25% or more of the company’s outstanding voting shares or a controlling interest thereby making the company a controlled affiliate as defined by the Investment Company Act. Total value of controlled affiliated securities owned at October 31, 2006 was $20,912,907.
##	Disclosure is required for restricted securities only.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Assets and Liabilities

	October 31,
	2007	2006
ASSETS:
Unaffiliated Issuers at fair value (Cost $33,138,256 and $30,902,887 respectively)	$42,971,731	$29,606,477
Controlled Affiliated Issuers at fair value (Cost $0 and $ 24,912,907 respectively)	—	20,912,907
Non-Controlled Affiliated Issuers at fair value (Cost $41,826,339 and $56,523,550 respectively)	25,066,204	25,369,431

Investments, at fair value (Cost $74,964,595 and $112,339,344 respectively) (Note 1)	68,037,935	75,888,815

Cash and cash equivalents (Note 1)	26,240	2,934
Receivables from sale of investments	2,275,482	—
Restricted cash (Note 1)	2,672,393	—
Interest receivable	4,019	24,939
Prepaid insurance	—	1,378
Other assets	1,945	1,945

Total Assets	73,018,014	75,920,011

LIABILITIES:
Deferred income (Note 1)	258,809	—
Management fees payable (Note 2)	182,802	190,458
Professional fees payable	153,475	87,000
Board of Managers’ fees payable (Note 2)	19,500	22,000
Administration fees payable (Note 2)	28,750	53,961
Custody fees payable (Note 2)	17,002	—
Other payables	15,477	4,500

Total Liabilities	675,815	357,919

NET ASSETS	$72,342,199	$75,562,092

NET ASSETS consist of:
Members’ Capital (1)	79,268,859	112,012,621
Accumulated unrealized depreciation on investments	(6,926,660)	(36,450,529)

Total Net Assets	$72,342,199	$75,562,092

Units of Membership Interest Outstanding
(Unlimited Number of no par value units authorized)	295,210	295,210
NET ASSET VALUE PER UNIT	$245.05	$255.96

(1)	Members’ Capital includes the accumulated net investment (loss), realized losses, and distributions to Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Operations

	Year Ended October 31,
	2007	2006	2005
INVESTMENT INCOME:
Interest income from unaffiliated investments (1)	$614,813	$978,408	$962,657
Interest income from affiliated investments	48,658	218,652	299,031
Dividend income from unaffiliated investments	51,106	41,570	37,394

Total Investment Income	714,577	1,238,630	1,299,082

EXPENSES:
Management Investment Adviser fees (Note 2)	691,823	1,231,320	2,082,454
Professional fees	345,275	295,751	224,021
Administration fees (Note 2)	115,000	146,003	134,829
Board of Managers’ fees (Note 2)	82,000	98,500	60,000
Insurance expense	32,297	44,032	63,069
Custodian fees (Note 2)	30,000	32,901	29,175
Miscellaneous expenses	33,296	28,440	16,423

Total Expenses	1,329,691	1,876,947	2,609,971

NET INVESTMENT (LOSS)	(615,114)	(638,317)	(1,310,889)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 1)
Net realized (loss) on affiliated investments	(23,447,216)	(4,507,186)	(10,112,825)
Net realized (loss)/gain on unaffiliated investments	(415,552)	(6,548)	1,585,762
Net change in unrealized appreciation/(depreciation) on investments	29,523,869	(12,634,704)	(2,017,098)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	5,661,101	(17,148,438)	(10,544,161)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,045,987	$(17,786,755)	$(11,855,050)

(1)	Includes interest from Short-term investments.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006	2005
OPERATIONS:
Net investment (loss)	$(615,114)	$(638,317)	$(1,310,889)
Net realized (loss) on investments	(23,862,768)	(4,513,734)	(8,527,063)
Net change in unrealized appreciation/(depreciation) on investments	29,523,869	(12,634,704)	(2,017,098)

Net increase/(decrease) in net assets resulting from operations	5,045,987	(17,786,755)	(11,855,050)

DISTRIBUTION TO MEMBERS:
Distribution to Members	(8,265,880)	—	(10,875,536)

Total Distributions	(8,265,880)	—	—

Net (decrease) in net assets	(3,219,893)	(17,786,755)	(22,730,586)

NET ASSETS:
Beginning of year	75,562,092	93,348,847	116,079,433

End of year	$72,342,199	$75,562,092	$93,348,847

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Cash Flows

	Year Ended October 31,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$5,045,987	$(17,786,755)	$(11,855,050)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net change in unrealized (appreciation)/depreciation on investments	(29,523,869)	12,634,704	2,017,098
Purchase of investments	(6,885,181)	(17,056,870)	(21,298,464)
Proceeds received from the sale of investments and distributions received from private investment funds	17,342,583	2,436,843	16,964,454
Net realized loss on investments	23,862,768	4,513,734	8,527,063
Change in short-term investments — Net	3,054,579	14,175,856	16,927,902
Decrease in receivable from affiliates	—	—	99,275
(Increase) in restricted cash	(2,672,393)	—	—
(Increase)/decrease in receivables from sale of investments	(2,275,482)	600,031	542,479
Decrease/(increase) in interest receivable	20,920	157,921	(172,285)
Decrease in prepaid insurance	1,378	1,002	1,411
Increase in deferred income	258,809	—	—
(Decrease) in management fee payable	(7,656)	(278,837)	(114,274)
Increase in professional fee payable	66,475	—	—
Increase/(decrease) in directors’ fees payable	(2,500)	14,000	(60,000)
(Decrease) in administration fees payable	(25,211)	—	—
Increase in custody fees payable	17,002	—	—
Increase/(decrease) in other payables	10,977	17,159	(129,927)

Net cash provided by/(used in) operating activities	8,289,186	(571,212)	11,449,682

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions to members	(8,265,880)	—	(10,875,536)

Net cash (used in) financing activities	(8,265,880)	—	(10,875,536)

Net increase/(decrease) in cash	23,306	(571,212)	574,146

Cash and cash equivalents at beginning of year	2,934	574,146	—

Cash and cash equivalents at end of year	$26,240	$2,934	$574,146

SUPPLEMENTAL INFORMATION
Non-cash distributions received from private investment funds	$614,956	$—	$88,121

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights

Per Unit Operating Performance: (1)

	Year Ended October 31,
	2007	2006	2005	2004		2003
NET ASSET VALUE, BEGINNING OF PERIOD	$255.96	$316.21	$393.21	$414.82		$469.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(2.08)	(2.16)	(4.44)	(7.85)		(7.04)
Net realized and unrealized gain/(loss) on investment transactions	19.17	(58.09)	(35.72)	(13.76)		(47.28)

Net increase/(decrease) in net assets resulting from operations	17.09	(60.25)	(40.16)	(21.61)		(54.32)

Total Distributions to Members	(28.00)	—	(36.84)	—		—

NET ASSET VALUE, END OF PERIOD	$245.05	$255.96	$316.21	$393.21		$414.82

TOTAL NET ASSET VALUE RETURN (2)	7.84%	(19.05)%	(11.24)%	(5.21)%		(11.58)%

RATIOS AND SUPPLEMENTAL DATA (4)
Net Assets, End of Period (000’s)	$72,342	$75,562	$93,349	$116,079		$122,458
Ratios to Average Net Assets:
Gross Expenses	1.91%	2.18%	2.45%	2.45%		2.27%
Net Expenses	1.91%	2.18%	2.45%	2.37	%(3)	2.27%
Net Investment (loss)	(0.88)%	(0.74)%	(1.23)%	(1.92)%		(1.61)%
Portfolio Turnover Rate	12.37%	4.00%	24.00%	11.00%		0.00%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment value return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore, the value of total investment return is not presented.
(3)	Net of reimbursement from affiliate of $99,275 or $0.37 per share. See note 2.
(4)	Income and expense ratios do not reflect the Company’s proportionate share of net investment income/(loss) and expenses, including any performance-based fees, of the private investment funds.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

Note 1 — Significant Accounting Policies

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser (as defined below) believes offer significant long-term capital appreciation potential. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A. Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with banks. All highly liquid investments are listed separately on the Portfolio of Investments.

B. Restricted Cash:

Restricted cash, if any, consisted of proceeds from the sales of investments held by counterparties as collateral for certain contingent claims for a specified period of time.

C. Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Company’s Board of Managers’ (the “Board” or “Board of Managers”) view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied.

Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The valuation of the Company’s Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company’s investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or are deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

At October 31, 2007 and October 31, 2006, market quotations were not readily available for the Company’s portfolio of securities valued at $56,267,427 or 77.78% of net assets and $61,466,377 or 81.35% of net assets, respectively. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

D. Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E. Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense. The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2007, the Company has not received information to determine the tax cost of the Private Investment Funds as of October 31, 2007. At December 31, 2006 and December 31, 2005, the Private Investment Funds had a cost basis for federal tax purposes of $12,465,650 and $9,315,233, respectively. Based on values of the Private Investment Funds as of October 31, 2007, and after adjustment for purchases and sales between December 31, 2006 and October 31, 2007 this results in net unrealized appreciation for tax purposes on the Private Investment Funds of $2,693,006. The cost basis for federal tax purposes of the Company’s other investments is $61,405,464, and those investments had net depreciation on a tax basis at October 31, 2007 of $9,924,379. The cost basis for federal tax purposes of the Company’s other investments at October 31, 2006, was $100,558,894, and those investments had net depreciation on a tax basis at October 31, 2006 of $38,794,561.

F. Deferred income:

Deferred income represents certain amounts not received by the Company until a subsequent period due to contingencies relating to the sale of an investment. As of October 31, 2007, there was approximately $0.30 million of proceeds held in an escrow account relating to the Pilot Software transaction. These proceeds are subject to certain restrictions and could be used to indemnify the buyer for contingent losses relating to the acquisition of Pilot Software. Therefore, the Company has deferred income of $0.26 million, which is the Company’s share of the claim. This claim relates to a legal matter involving Pilot Software and the buyer. As such, it is subject to certain risks and is merely an estimate of the potential claim against the escrow account. The end result of the legal matter may result in a claim against the escrow account greater than the current accrual or it may result in a claim amount smaller than the current estimate.

Note 2 — Investment Advisory Fee, Administration Fee and Related Party Transactions

UST Advisers, Inc. (“USTA” or the “Investment Adviser”) which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser (“UST-NA”). The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America Corporation (“Bank of America”), a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255.

Prior to July 1, 2007, the Investment Adviser was an indirect subsidiary of U.S. Trust Corporation (“U.S. Trust Corp.”), a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

Prior to December 16, 2005, U.S. Trust Company, N.A. (“UST-NA”), acting through its registered investment advisory division U.S. Trust Asset Management Division served as the investment adviser to the Company (the “former Investment Adviser”) pursuant to an Investment Advisory Agreement (the “Agreement”). Effective December 16, 2005, USTA assumed the duties of UST-NA.

Under the Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Prior to July 1, 2007 and pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Company, the former Investment Adviser, and United States Trust Company of New York (“U.S. Trust NY”), U.S. Trust NY served as the investment sub-adviser (the “Investment Sub-Adviser”) to the Company and received an investment management fee from the former Investment Adviser and Investment Adviser. As of October 31, 2007 and October 31, 2006, $182,802 and $190,458 were payable to the Investment Adviser and former Investment Adviser, respectively.

Prior to March 31, 2006, USTA was a wholly owned subsidiary of UST-NA and United States Trust Company of New York (“U.S. Trust NY”) were wholly-owned subsidiaries of U.S. Trust Corp. Effective March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (“U.S. Trust”) and UST-NA merged into U.S. Trust. U.S Trust was the surviving entity and remained a wholly-owned subsidiary of U.S. Trust Corp.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the Investment Adviser to the Company after the Sale pursuant to a new investment advisory agreement with the Company (the “New Advisory Agreement”) that was approved at a special meeting of members of the Company held on March 15, 2007. The New Advisory Agreement is identical in all material respects except for the term and the date of effectiveness to the Agreement. U.S. Trust N.Y. ceased to serve as the Investment Sub-Adviser to the Company after the Sale.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2007 and October 31, 2006, there was no Incentive Carried Interest earned by the Investment Adviser or the former Investment Adviser.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company’s custodian. In consideration for its services, the Company (i) pays PFPC a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, serves as the Company’s distributor for the offering of units. The Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate pays the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the offering.

Each member of the Board of Managers receives a $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board receives $2,000 per quarterly meeting attended. In addition, each Board member receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

As of October 31, 2007, and October 31, 2006 Excelsior Venture Investors III, LLC had an investment in the Company of $45,925,203 and $47,969,297, respectively. This represents an ownership interest of 63.48% in the Company as of both dates.

On December 16, 2004, Schwab entered into an agreement with the Company and other funds managed by the former Investment Adviser whereby Schwab has funded a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of Ernst & Young LLP (“E&Y”), the Company’s independent registered accountants prior to October 28, 2004, as a result of concerns regarding their independence at the time of issuance of their report on the Company’s October 31, 2003 financial statements. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Company, the other funds managed by the Investment Adviser or their respective shareholders. At the time, Schwab was an affiliate of the Company’s Investment Adviser. In consideration of the funding of the reserve account, the Company and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

Note 3 — Purchases and Sales of Securities

Excluding short-term investments, the Company’s purchases and proceeds from sales of securities for the years ended October 31, 2007, October 31, 2006, and October 31, 2005 were as follows:

Year Ended October 31,	Purchases ($)	Proceeds ($)
2007	6,885,181	17,342,583
2006	17,056,870	2,436,843
2005	21,298,464	16,964,454

Note 4 — Commitments

As of October 31, 2007, the Company had unfunded investment commitments to Private Investment Funds totaling $6,395,860. The Company also had commitments from investors of $148.8 million of which $2.7 million remains uncalled.

Private Investment Funds	Commitment	Unfunded Commitment
Advanced Technology Ventures VII, L.P.	$2,700,000	$391,500
Burrill Life Sciences Capital Fund	$3,000,000	$916,409
CHL Medical Partners II, L.P.	$2,000,000	$315,000
CMEA Ventures VI, L.P.	$3,000,000	$1,380,000
Morgenthaler Partners VII, L.P.	$3,000,000	$300,000
Prosepect Venture Partners II, L.P.	$3,000,000	$555,000
Sevin Rosen Fund IX, L.P.	$3,000,000	$1,245,000
Tallwood II, L.P.	$3,000,000	$600,000
Valhalla Partners, L.P.	$3,000,000	$692,951

Total	$25,700,000	$6,395,860

Note 5 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2007 and October 31, 2006. Transactions with companies, which are or were affiliates, were as follows:

				For the Year Ended October 31, 2007
Name of Investment	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	46,362,656	$8,110,096	$—	$9,942,786	$—	$1,573,881	$—	$—
Pilot Software Inc., Bridge Note, 9%	1,404,600	1,404,600	—	2,864,704	36,712	1,403,907		—
Cydelity Inc., Series A Preferred	19,995,000	—	—	—	—	(3,999,000)	—	—
Cydelity Inc., Series A-1 Preferred	19,702,277	3,940,456	—	—	—	(3,940,455)	—	—
Cydelity Inc., Series A-2 Preferred	25,535,051	2,500,009	—	1,001,681	—	(1,498,327)	—	—
Cydelity Inc., Common Stock	1,000,000	—	—	—	—	(1,000)	—	—

Total Controlled Affiliates		$15,955,161	$—	$13,809,171	$36,712	$(6,460,994)		$—

Non-Controlled Affiliates
Chips & Systems, Inc., Series A Preferred	7,000,000	—	—	—	—	(3,500,000)	—	—
Chips & Systems, Inc. Bridge Note	1,441,133	—	—	—	—	(1,441,133)	—	—
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series B Warrants	281,667	—	—	—	—	—	—	—
Ethertronics, Inc., Series C Warrants	214,073	—	—	—	—	—	214,073	—
Ethertronics, Inc., Series C Preferred	1,316,793	1,975,190	571,746	—	—	—	1,697,957	2,546,937
Genoptix, Inc., Series 1-A Preferred	942,481	950,822	(950,822)	—	—	—	—	—
Genoptix, Inc., Series 1-B Preferred	1,403,696	950,822	(950,822)	—	—	—	—	—
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	—	—
Genoptix, Inc., Series 1-C Preferred	620,580	554,178	(554,178)	—	—	—	—	—
Genoptix, Inc., Series 1-D Preferred	728,413	461,815	(461,815)	—	—	—	—	—
LightConnect, Inc., Series C Preferred	—	—	—	—	—	168,484	—	—
LogicLibrary, Inc., Series A Preferred	7,762,821	3,549,296	452,196	—	—	—	8,751,782	4,001,492
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	—	—	—	—	3,080,464	1,408,450
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—

				For the Year Ended October 31, 2007
Name of Investment	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Interest Received	Realized Gain/(Loss)	Shares/ Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value (Note 1)
MIDAS Vision Systems, Inc., Common Stock	157,396	$—	$—	$—	$—	$—	$157,396	$—
NanoOpto Corp., Series A-1 Preferred	956,234	840,912	—	—	—	(2,231,212)	—	—
NanoOpto Corp., Series B Preferred	3,023,399	1,286,155	—	—	—	(1,286,154)	—	—
NanoOpto Corp., Series C Preferred	1,682,470	733,389	—	—	—	(733,389)	—	—
NanoOpto Corp., Series C Warrants	229,410	—	—	—	—	—	—	—
NanoOpto Corp., Series D Preferred	1,234,263	382,622	—	—	—	(382,622)	—	—
NanoOpto Corp., Bridge Note	—	—	237,321	—	—	—	237,321	160,000
OpVista, Inc., Series AA Preferred	5,089,790	5,367,967	526,227	—	—	—	5,683,906	6,236,892
OpVista, Inc., Common Stock	1,079,541	1,138,542	—	—	—	—	1,079,541	1,184,567
OpVista, Inc., Series BB Convertible Preferred	—	—	491,800	—	—	—	433,399	491,800
OpVista, Inc., Bridge Note	—	—	675,989	—	—	—	675,989	1,351,978
OpVista, Inc., Series CC Warrants	—	—	—	—	—	—	675,313	—
Silverback Systems, Inc., Common	40,026	—	—	—	—	(4,759,081)	—	—
Silverback Systems, Inc., Series B	559,993	1,600,000	—	749,976	—	(750,805)	—	—
Silverback Systems, Inc., Series A-2 Preferred	772,503	—	—	—	—	(2,070,310)	—	—
Tensys Medical, Inc., Series C Preferred	4,166,667	1,887,160	—	—	—	—	4,166,667	534,026
Tensys Medical, Inc., Series D Preferred	1,187,500	537,840	—	—	—	—	1,187,500	152,197
Tensys Medical, Inc., Series E Preferred	—	—	—	115,954	—	—	96,629	347,865
Tensys Medical, Inc., Bridge Note	52,017	52,017	59,039	(115,954)	4,898	—	—	—

Total Non-Controlled Affiliates		$30,327,177	$96,681	$749,976	4,898	$(16,986,222)		$25,066,204

Total Non-Controlled and Controlled Affiliates		$46,282,338	$96,681	$14,559,147	$41,610	$(23,447,216)		$25,066,204

				For the Year Ended October 31, 2006
Name of Investment	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	46,362,656	$8,110,096	$—	$—	$—	$—	46,362,656	$8,110,096
Pilot Software Inc., Bridge Note, 9%	—	—	1,404,600	—	19,484	—	1,404,600	1,404,600
LogicLibrary, Inc., Series A Preferred	6,530,581	2,985,916	563,380	—	—	—	7,762,821	3,549,296
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	—	—	—	—	3,080,464	1,408,450
Cydelity Inc. Series A Preferred	19,995,000	—	—	—	—	—	19,995,000	—
Cydelity Inc. Series A-1 Preferred	—	—	3,940,456	—	—	—	19,702,277	3,940,456
Cydelity Inc. Series A-2 Preferred	—	—	2,500,009	—	—	—	25,535,051	2,500,009
Cydelity Inc. Common Stock	1,000,000	—	—	—	—	—	1,000,000	—
Cydelity Inc. Series A Warrants	7,500,000	—	—	—	—	—	—	—
Cydelity Inc., Bridge Note, 8%	3,000,000	3,000,000	700,000	(3,700,000)	—	—	—	—

Total Controlled Affiliates		$15,504,462	$9,108,445	$(3,700,000)	$19,484	$—		$20,912,907

Non-Controlled Affiliates
Chips & Systems, Inc., Series A Preferred	7,000,000	—	—	—	—	—	7,000,000	—
Chips & Systems, Inc. Bridge Note	1,441,133	—	—	—	—	—	1,441,133	—
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series B Warrants	281,667	—	—	—	—	—	281,667	—
Ethertronics, Inc., Series C Warrants	163,580	—	—	—	—	—	214,073	—
Ethertronics, Inc., Bridge Note	—	—	500,000	(500,000)	—	—	—	—
Ethertronics, Inc., Series C Preferred	980,172	1,470,258	504,932	—	—	—	1,316,793	1,975,190
Genoptix, Inc., Series 1-A Preferred	942,481	950,822	—	—	—	—	942,481	950,822
Genoptix, Inc., Series 1-B Preferred	1,403,696	950,822	—	—	—	—	1,403,696	950,822
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	46,860	—
Genoptix, Inc., Series 1-C Preferred	620,580	554,178	—	—	—	—	620,580	554,178
Genoptix, Inc., Series 1-D Preferred	728,413	461,815	—	—	—	—	728,413	461,815
LightConnect, Inc., Series B Preferred	4,330,504	5,000,000	—	(5,000,000)	—	(3,771,140)	—	—
LightConnect, Inc., Series C Preferred	12,292,441	992,000	—	(992,000)	—	(748,194)	—	—
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	—	157,396	—

				For the Year Ended October 31, 2006
Name of Investment	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2006	October 31, 2006 Value (Note 1)
NanoOpto Corp., Series A-1 Preferred	956,234	$1,116,350	$—	$—	$—	$—	956,234	$840,912
NanoOpto Corp., Series B Preferred	3,023,399	1,286,155	—	—	—	—	3,023,399	1,286,155
NanoOpto Corp., Series C Preferred	1,682,470	733,389	—	—	—	—	1,682,470	733,389
NanoOpto Corp., Series C Warrants	229,410	—	—	—	—	—	229,410	—
NanoOpto Corp., Series D Preferred	—	—	382,622	—	—	—	1,234,263	382,622
OpVista, Inc., Series AA Preferred	—	—	4,508,179	—	—	—	5,089,790	5,367,967
OpVista, Inc., Series B Preferred	5,333,333	—	—	(4,000,000)	—	—	—	—
OpVista, Inc., Series C Preferred	12,671,059	5,000,000	—	(2,500,000)	—	—	—	—
OpVista, Inc., Series D Preferred	10,368,483	1,058,000	1,058,000	(1,058,000)	—	—	—	—
OpVista, Inc., Series E Preferred	15,935,224	1,626,030	1,626,030	(1,626,031)	—	—	—	—
OpVista, Inc., Common Stock	—	—	9,184,031	—	—	—	1,079,541	1,138,542
OpVista, Inc. 8% Bridge Note	—	—	1,727,599	(1,727,599)	—	—	—	—
OpVista, Inc., Warrants	—	—	8,681	(8,681)	—	(8,681)	—	—
Silverback Systems, Inc., Common	—	—	4,759,081	—	—	—	40,026	—
Silverback Systems, Inc., Series B	—	—	1,500,781	—	—	—	559,993	1,600,000
Silverback Systems, Inc., Series A-2 Preferred	—	—	2,070,310	—	—	—	772,503	—
Silverback Systems, Inc., Series B-1 Preferred	2,211,898	1,415,615	—	(1,415,615)	—	—	—	—
Silverback Systems, Inc., Series C Preferred	34,364,257	3,333,333	—	(3,343,467)	—	—	—	—
Silverback Systems, Inc., 5% Bridge Notes	1,969,206	1,969,206	300,000	(2,269,206)	—	—	—	—
Silverback Systems, Inc., Series C Warrant	4,173,033	196	—	(196)	—	(195)	—	—
Tensys Medical, Inc., Bridge Note	—	—	52,017	—	—	—	52,017	52,017
Tensys Medical, Inc., Series C Preferred	4,166,667	1,887,160	—	—	—	—	4,166,667	1,887,160
Tensys Medical, Inc., Series D Preferred	1,187,500	537,840	—	—	—	—	1,187,500	537,840

Total Non-Controlled Affiliates		$36,993,169	$28,182,263	$(24,440,795)	$—	$(4,528,210)		$25,369,431

Total Non -Controlled and Controlled Affiliates		$52,497,631	$37,290,708	$(28,140,795)	$19,484	$(4,528,210)		$46,282,338

Note 6 — Pending Litigation

The former Investment Adviser, certain of its affiliates, including U.S. Trust, and others were named in four shareholder class action lawsuits and two derivative actions which allege that the former Managing Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the former Investment Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the class action and derivative lawsuits. Several affiliates of the former Investment Adviser and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Section 36(b) and 48(a) of the 1940 Act, however, have not been dismissed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, U.S. Trust believes that the likelihood is remote that the pending litigation will materially affect the Investment Adviser’s ability to provide investment management services to the Company. Neither the Investment Adviser nor the Company is a party to the lawsuits described above.

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 — New Accounting Pronouncement

The Financial Accounting Standards Board (“FASB”) issued Interpretation 48 in July 2006, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is reviewing the statement and its impact on the financial statements.

FASB issued Statement No. 157 in September 2006, Fair Value Measurements, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. This statement provides enhanced guidance for using fair value to measure assets and liabilities. It clarifies fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. The standard applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. The Company is reviewing the statement and its impact on the financial statements.

FASB issued Statement No. 159 (“SFAS 159”) in February 2007, the Fair Value Option for Financial Assets and Financial Liabilities, which is effective for Financial Statements issued for fiscal year beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value, with changes in fair value recognized in earnings. The Company is reviewing the statement and its impact on the financial statements.

The FASB approved the issuance of Statement of Position (“SOP”) 07-01 in June of 2007, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies, which was originally effective for fiscal year beginning on or after November 15, 2007. Subsequent to the issuance of SOP 07-01, FASB issued FASB Staff Position (“FSP”) 07-01a, which proposes to indefinitely delay the effective date of SOP 07-01 and prohibits early adoption of SOP 07-01 until a final FSP is issued. The Company is reviewing SOP 07-01 and its impact on the financial statements.

Managers and Officers

Set forth below are names, ages, positions and certain other information concerning the current managers and certain officers of the Company as of October 31, 2007

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Mr. Gene M. Bernstein, 60 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC, Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.	6

Mr. Victor F. Imbimbo, 55 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	6

Mr. Stephen V. Murphy, 62 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	6

Mr. John C. Hover II, 64 United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Company inception	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.

Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

David R. Bailin, 47 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since December, 2006	Managing Director, Alternative Investment Group, Bank of America (7/07 to present); Managing Director and Head of Alternative Investments, U.S. Trust (9/06 to 6/07); co-founder of Martello Investment Management, a hedge fund-of-funds specializing in trading strategies (2/02 to 9/06); Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC, an investment banking firm focusing on Latin America (1/00 to 1/02).

Mr. Raghav V. Nandagopal, 45 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, Alternative Investment Group, Bank of America (7/07 to present); prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Steve L. Suss, 47 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Chief Financial Officer and Treasurer	Since April, 2007	Chief Financial Officer, Alternative Investment Group, Bank of America (7/07 to present); Director (4/07 to present), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).

Benjamin Tanen, 31 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Vice President	Since April, 2007	Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

Marina Belaya, 40 Bank of America 114 W. 47th Street New York, NY 10036	Secretary	Since April, 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Linda Wondrack, 43 Bank of America One Financial Center Boston, MA 02111	Chief Compliance Officer	Since August, 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05; Managing Director, Deutsche Asset Management (prior to 8/04).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is "independent," pursuant to the general instructions on Form N-CSR Item 3.

Item 4. Principal Accountant Fees and Services.

On December 11, 2006, Deloitte & Touche LLP (“D&T”), the registrant’s independent registered public accounting firm, informed the registrant that it is not independent of Bank of America Corporation (“Bank of America”), and that, effective upon the closing date of the sale of U.S. Trust Corporation and its subsidiaries to Bank of America, D&T will no longer be able to serve as the registrant’s independent registered public accounting firm and provide any attest services to the registrant. On January 29, 2007, the Board of Managers of the registrant received a letter of resignation from D&T indicating that D&T will no longer serve as the registrant’s independent registered public accounting firm. On January 29, 2007, the registrant engaged PricewaterhouseCoopers (“PWC”) as the registrant’s independent registered public accounting firm for the fiscal year ending October 31, 2007, replacing D&T.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registered public accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,300 for 2007 and $58,068 for 2006.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the registered public accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2006.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the registered public accountant for tax compliance, tax advice, and tax planning are $0 for 2007 and $0 for 2006.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the registered public accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives the auditors’ specific representations as to their independence;

•

to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•

reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•

ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•

receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•

requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4.7 million for 2007 and $0.8 million for 2006.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

EXCELSIOR VENTURE INVESTORS III, LLC

The Proxy Voting Policies are set forth within.

Proxy Voting Policy

Excelsior Venture Investors III, LLC (the “Fund”) has adopted this policy with respect to the voting of proxies on matters relating to its sole investment security holding, its membership interest in Excelsior Venture Partners III, LLC (the “Master Fund”).

When the Fund is asked to provide proxies in respect of the Master Fund the Fund will either (a) seek instructions from its security holders with regard to the voting of all such proxies and vote such proxies only in accordance with such instructions or (b) will vote the units membership interest held by it in the same proportion as the vote of all other holders of units of membership interest in the Master Fund. This policy has been adopted consistent with the requirements of Section 12(d)(1)(E)(iii)(aa) of the Investment Company Act of 1940.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Raghav Nandagopal is the portfolio manager (the "Portfolio Manager") primarily responsible for the day-to-day management of the registrant's portfolio, subject to such policies as may be adopted by the Board of Managers.

Mr. Raghav Nandagopal has served as the Portfolio Manager of the registrant since July 2005. Mr. Nandagopal joined Bank of America in 2007 via its acquisition of U.S. Trust. He has been with U.S. Trust since 2001 making direct and fund investments. He is a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. Mr. Nandagopal currently is on the board of directors of some of the underlying companies in the portfolios of these funds. Mr. Nandagopal is also a Vice President of Excelsior Buyout Investors, LLC.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2007:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raghav V. Nandagopal	Registered Investment Companies:	2	65,528,325	2	65,528,325

Raghav V. Nandagopal	Other Pooled Investment Vehicles:	2	110,288,618	2	110,288,618

Raghav V. Nandagopal	Other Accounts:	1	17,538,067	0	0

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Nandagopal have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Nandagopal may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and Mr. Nandagopal may personally invest in these accounts. These factors could create conflicts of interest if Mr. Nandagopal were to have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. These risks are largely mitigated in the case of the Registrant, however, since its investment program, which is conducted through the portfolio activities of Excelsior Venture Partners III LLC, has largely been completed, subject only to follow on investments which may be made in certain existing portfolio companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of October 31, 2007.

Mr. Nandagopal compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the Registrant or any other fund managed by the Adviser. The amount of salary and bonus paid to Mr. Nandagopal is based on a variety of factors, including, without limitation, the financial performance of the Adviser, execution of managerial responsibilities, client interactions, support and general teamwork. In addition to salary and bonus, Mr. Nandagopal would be entitled to a portion of any incentive carried interest allocation received by the Adviser as the Special Member of Excelsior Venture Partners III, LLC.

(a)(4) Ownership of Fund Securities

As of October 31, 2007, Mr. Nandagopal owns approximately $12,172 of Interests in the Registrant.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Venture Investors III, LLC

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date 1/7/08

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Principal Executive Officer

Date 1/7/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Bailin
David R. Bailin, Co-Principal Executive Officer

Date 1/7/08

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Principal Executive Officer

Date 1/7/08

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date 1/7/08

*	Print the name and title of each signing officer under his or her signature.